UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  January 24, 2005
                                                  ------------------

                             SOLITRON DEVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            001-04978                                22-1684144
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    (Commission File Number)              (IRS Employer Identification No.)


3301 ELECTRONICS WAY, WEST PALM BEACH, FLORIDA                     33407
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   (Address of Principal Executive Offices)                     (Zip Code)

                                 (561) 848-4311
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT:

(a) On January 24, 2005, the Audit Committee of Solitron Devices, Inc. (the "Company"), decided not to re-engage Berkovits, Lago & Company, LLP ("BLC") as the independent certified public accountants of the Company.

BLC previously audited the Company's consolidated financial statements for the fiscal years ended February 29, 2004 and February 28, 2003. BLC reports on the consolidated financial statements of the Company for the fiscal years ended February 29, 2004 and February 28, 2003 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits of the Company's financial statements for the prior fiscal years and through January 24, 2005, the Company has no disagreement with BLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BLC, would have caused BLC to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of the prior fiscal years and through January 25, 2005.

A letter from BLC dated January 24, 2005 is attached as Exhibit 16.1 to this Form 8-K Current Report.

(b)      New Independent Certified Public Accountants

The Company's Audit Committee reviewed the qualifications of several potential applicants and chose Goldstein Lewin & Co. ("GLC") as the successor independent certified public accounting firm to be engaged effective February 1, 2005.

Prior to engaging GLC, neither the Company nor anyone acting on the Company's behalf consulted GLC regarding the application of accounting principles to a specific completed or contemplated transaction, nor the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues.

ITEM 9.01:     FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Not applicable.

     (b)   Not applicable.

     (c)   Exhibits:


Exhibit No.        Description
-----------        -----------

16.1 Letter from Berkovits, Lago & Company, LLP dated January 24, 2005 to the Securities and Exchange Commission.

                                    SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 25, 2005                             SOLITRON DEVICES, INC.



                                              /s/ Shevach Saraf
                                              ----------------------------------
                                              Chairman, Chief Executive Officer,
                                              President, Chief Financial Officer
                                              & Treasurer

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

16.1 Letter from Berkovits, Lago & Company, LLP dated January 24, 2005 to the Securities and Exchange Commission.